                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.     ESL PARTNERS, L.P.

Item                                 Information

Name:                                ESL Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    February 26, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      RBS Partners, L.P.
                                     Its:     General Partner

                                     By:      ESL Investments, Inc.
                                     Its:     General Partner

                                     By:      /s/ Edward S. Lampert
                                              -------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    February 28, 2014

2.    SPE II PARTNERS, LP

Item                                 Information

Name:                                SPE II Partners, LP

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    February 26, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      RBS Partners, L.P.
                                     Its:     General Partner

                                     By:      ESL Investments, Inc.
                                     Its:     General Partner

                                     By:      /s/ Edward S. Lampert
                                              ------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    February 28, 2014

3.    SPE MASTER II, LP

Item                                 Information

Name:                                SPE Master II, LP

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    February 26, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      RBS Partners, L.P.
                                     Its:     General Partner

                                     By:      ESL Investments, Inc.
                                     Its:     General Partner

                                     By:      /s/ Edward S. Lampert
                                              ------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    February 28, 2014

4.    RBS PARTNERS, L.P.

Item                                 Information

Name:                                RBS Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    February 26, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      ESL Investments, Inc.
                                     Its:     General Partner

                                     By:      /s/ Edward S. Lampert
                                              -------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    February 28, 2014

5.    ESL INSTITUTIONAL PARTNERS, L.P.

Item                                 Information

Name:                                ESL Institutional Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    February 26, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      RBS Investment Management, L.L.C.
                                     Its:     General Partner

                                     By:      ESL Investments, Inc.
                                     Its:     Manager

                                     By:      /s/ Edward S. Lampert
                                              ------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    February 28, 2014

6.    RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                 Information

Name:                                RBS Investment Management, L.L.C.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    February 26, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      ESL Investments, Inc.
                                     Its:     Manager

                                     By:      /s/ Edward S. Lampert
                                              -------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    February 28, 2014

7.    ESL INVESTMENTS, INC.

Item                                 Information

Name:                                ESL Investments, Inc.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    February 26, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:
                                     By:      /s/ Edward S. Lampert
                                              -------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    February 28, 2014